Filed pursuant to Rule 497(e)

Registration Nos. 333-285633; 811-24061

Portfolio Building Block European Banks Index ETF (PBEU)

Portfolio Building Block World Pharma and Biotech Index ETF (PBPH)

Portfolio Building Block Integrated Oil and Gas and Exploration and Production Index ETF (PBOG)

(the “Funds”)

Each listed on The Nasdaq Stock Market, LLC

November 12, 2025

Supplement to the

Statement of Additional Information (“SAI”),

dated October 27, 2025

Effective immediately, the Funds’ “Fixed Creation Transaction Fee” and “Fixed Redemption Transaction Fee,” as disclosed in the section of the SAI titled “Purchase and Redemption of Shares in Creation Units,” are each changed to $650. Accordingly, effective immediately, all references to these fees in the SAI are updated to reflect this change to $650.

Please retain this Supplement for future reference.